Exhibit 99.1

FOR IMMEDIATE RELEASE
Green Plains Inc. Completes Acquisition of Green Plains Partners LP
OMAHA, Neb., January 9, 2024, (BUSINESS WIRE) – Green Plains Inc. (NASDAQ: GPRE) (“Green Plains”) and Green Plains Partners LP (NASDAQ: GPP) (the “Partnership”) today announced the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Green Plains acquired all of the publicly held common units of the Partnership not already owned by Green Plains and its affiliates in exchange for a combination of 0.405 shares of Green Plains common stock and $2.00 in cash, plus an amount of cash equal to unpaid distributions from the end of the last quarter for which a quarterly distribution was made to the closing date, as determined in accordance with the Merger Agreement, without interest, for each outstanding common unit representing a limited partner interest in the Partnership (the “Merger”). As a result of the Merger, the Partnership became an indirect wholly owned subsidiary of Green Plains and the Partnership’s common units will no longer be listed on the NASDAQ, and will be deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").
About Green Plains Inc.
Green Plains Inc. (NASDAQ: GPRE) is a leading biorefining company focused on the development and utilization of fermentation, agricultural and biological technologies in the processing of annually renewable crops into sustainable value-added ingredients. This includes the production of cleaner low carbon biofuels, renewable feedstocks for advanced biofuels and high purity alcohols for use in cleaners and disinfectants. Green Plains is an innovative producer of Ultra-High Protein and novel ingredients for animal and aquaculture diets to help satisfy a growing global appetite for sustainable protein. For more information, visit www.gpreinc.com.
Forward-Looking Statements
All statements in this press release (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of Green Plains and the Partnership, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the Merger to Green Plains and the Partnership and their shareholders and unitholders, respectively, including with respect to cash flow, expenses and credit quality; the deregistration of the Partnership’s common units and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While Green Plains and the Partnership believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the Merger; the possible diversion of management time on Merger-related issues; local, regional and national economic conditions and the impact they may have on Green Plains, the Partnership and their customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; commodity market risks, including those that may result from weather conditions; the financial condition of Green Plains’ or the Partnership’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the Merger; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; the results of any reviews, investigations or other proceedings by government authorities; and the performance of Green Plains and the Partnership following the Merger.

The foregoing list of factors is not exhaustive. The forward-looking statements in this press release speak only as of the date they are made and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Green Plains’ and the Partnership’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of Green Plains’ and the Partnership’s respective Annual Reports on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any other reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.
Green Plains Inc. Contacts
Investors: Phil Boggs | Executive Vice President, Investor Relations | 402.884.8700 | phil.boggs@gpreinc.com
Media: Lisa Gibson | Communications Manager | 402.952.4971 | lisa.gibson@gpreinc.com

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